                                                                    EXHIBIT 10.3

                                 Promissory Note

Borrower:         LightFirst Inc.

Lender:           Richard R. Gritzke

Guarantors:       Martin P. Gilmore and Robert L. Gritzke will be jointly and severally liable for the full amount of indebtedness.

Loan Amount:      $420,000

Start Date:       July 15, 2002

Term:             90 Days

Interest:         10%

Payment:          Principle and interest due in full on due date.

Collateral:       Properties of the guarantors

                  (a) Martin P. Gilmore
                  5701 Silentbrook Lane
                  Rolling Meadows, IL 60008

                  (b) Robert L. Gritzke
                  825 Center Ct Unit 501
                  Des Plaines, IL 60016

Special Conditions:

     1. Martin P. Gilmore and Robert L. Gritzke warrant that the value of the collateral offered minus any loans, leans, encumbrances or indebtedness exceed the amount of the loan by 30% and that this ratio will be maintained during the term of the loan.

     2. Both guarantors pledge to repay the loan in full prior to filing for bankruptcy.

     3. This document replaces the previous document entitled "Bridge Loan" dated 7/15/2002.

     Document is to be signed by both guarantors and notarized.

     Signed: /s/ MARTIN P. GILMORE             Date:
            ---------------------------------       ------------
                    Martin P. Gilmore

     Signed: /s/ ROBERT L. GRITZKE                  Date:
            ---------------------------------       ------------
                    Robert L. Gritzke


     Notarized: ______________________________ Date: ___________

                      MODIFICATION AND EXTENSION AGREEMENT

              THIS MODIFICATION AND EXTENSION AGREEMENT ("Agreement") is made as of the 10th day of October, 2002 by and among LightFirst Inc. ("Borrower"), Martin P. Gilmore ("First Guarantor"), Robert L. Gritzke ("Second Guarantor"), and Richard R. Gritzke ("Lender").

                                    RECITALS

              A. Borrower owes the sum of FOUR HUNDRED TWENTY THOUSAND DOLLARS pursuant to that certain Promissory Note dated July 15, 2002, a copy of which is attached hereto as Exhibit "A" (hereinafter referred to as the "Note").

              B. Borrower and Guarantors desire to modify and extend the Note and Lender is willing to do so.

              C. The parties hereto are desirous of entering into this Agreement and modifying the Note in accordance with the terms and conditions set forth herein.

                                    AGREEMENT

              NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, included but not limited to, the Recitals above, the parties hereto agree as follows:

              1. Maturity Date Extension. Borrower and Lender agree that the maturity date of the Note is hereby extended and modified from the 90th day after July 15, 2002 to June 1, 2003 ("Maturity Date").

              2. Interest. The Note shall continue to bear interest at a rate of 10%.

              3. Payments. Payment of the principle and interest is due in full on the Maturity Date.

              4. Status of Note and Collateral. This Agreement constitutes a modification of the Note only with respect to all matters set forth herein. All of the other terms, covenants, conditions and agreements contained in the Note shall remain in full force and effect. This Agreement shall not release Borrower from any liability under the Note.

              5. Binding Effect. This Agreement represents the complete understanding and entire agreement of the parties as to the subject matter contained herein, and may not be amended except by a writing executed by both parties. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of each of the parties hereto.

              6. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

              7. Severability. In the event any one or more of the provisions of this Agreement or the Note are held to be invalid, illegal or unenforceable in any respect by any court or other entity having the authority to do so, the validity of the remaining provisions hereof and thereof shall in no way be affected, prejudiced, or disturbed.

              8. Miscellaneous. The titles of the paragraphs hereof are for reference purposes only and do not constitute part of this Agreement. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     BORROWER
                                     LightFirst Inc., a Delaware corporation

                                     By: /s/ MARTIN P. GILMORE
                                         ---------------------------------
                                          Martin P. Gilmore
                                     Its: President

                                     FIRST GUARANTOR
                                     Martin P. Gilmore

                                     By: /s/ MARTIN P. GILMORE
                                         ---------------------------------
                                          Martin P. Gilmore

                                     SECOND GUARANTOR
                                     Robert L. Gritzke

                                     By: /s/ ROBERT L. GRITZKE
                                         ---------------------------------
                                          Robert L. Gritzke

                                     LENDER
                                     Richard R. Gritzke

                                     By: /s/ ROBERT L. GRITZKE
                                         ---------------------------------
                                          Richard R. Gritzke

                      MODIFICATION AND EXTENSION AGREEMENT

              THIS MODIFICATION AND EXTENSION AGREEMENT ("Agreement") is made as of the 30th day of May, 2003 by and among LightFirst Inc. ("Borrower"), Martin
P. Gilmore ("Guarantor"), and Richard R. Gritzke ("Lender").

                                    RECITALS

              A. Borrower owes the sum of FOUR HUNDRED TWENTY THOUSAND DOLLARS pursuant to that certain Promissory Note dated July 15, 2002, a copy of which is attached hereto as Exhibit "A" (hereinafter referred to as the "Note").

              B. The maturity date of the Note was extended and modified from the 90th day after July 15, 2002 to June 1, 2003 in accordance with that certain Modification and Extension Agreement dated October 10, 2002, a copy of which is attached hereto as Exhibit "B" (hereinafter referred to as the "Extension").

              C. Borrower and Guarantor desire to modify and extend the Note and Lender is willing to do so.

              D. The parties hereto are desirous of entering into this Agreement and modifying the Note in accordance with the terms and conditions set forth herein.

                                    AGREEMENT

              NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, included but not limited to, the Recitals above, the parties hereto agree as follows:

              1. Maturity Date Extension. Borrower and Lender agree that the maturity date of the Note, as previously defined in paragraph 1 of the Extension, is hereby extended and modified from June 1, 2003 to January 2, 2004 ("Maturity Date").

              2. Interest. The Note shall continue to bear interest at a rate of 10%.

              3. Payments. Payment of the principle and interest is due in full on the Maturity Date.

              4. Status of Note and Collateral. This Agreement constitutes a modification of the Note and the Extension, as previously modified, only with respect to all matters set forth herein. All of the other terms, covenants, conditions and agreements contained in the Note and the Extension shall remain in full force and effect. This Agreement shall not release Borrower from any liability under the Note or the Extension.

              5. Binding Effect. This Agreement represents the complete understanding and entire agreement of the parties as to the subject matter contained herein, and may not be amended except by a writing executed by both parties. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of each of the parties hereto.

              6. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

              7. Severability. In the event any one or more of the provisions of this Agreement or the Note are held to be invalid, illegal or unenforceable in any respect by any court or other entity having the authority to do so, the validity of the remaining provisions hereof and thereof shall in no way be affected, prejudiced, or disturbed.

              8. Miscellaneous. The titles of the paragraphs hereof are for reference purposes only and do not constitute part of this Agreement. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   BORROWER
                                   LightFirst Inc., a Delaware corporation

                                   By: /s/ MARTIN P. GILMORE
                                       ---------------------------------
                                        Martin P. Gilmore
                                   Its: President

                                   GUARANTOR
                                   Martin P. Gilmore

                                   By: /s/ MARTIN P. GILMORE
                                       ---------------------------------
                                       Martin P. Gilmore

                                   LENDER
                                   Richard R. Gritzke

                                   By: /s/ RICHARD R. GRITZKE
                                       ---------------------------------
                                       Richard R. Gritzke

                      MODIFICATION AND EXTENSION AGREEMENT


         THIS MODIFICATION AND EXTENSION AGREEMENT ("Agreement") is made as of the 2nd day of January, 2004 by and among LightFirst Inc. ("Borrower"), Martin
P. Gilmore ("Guarantor"), and Richard R. Gritzke ("Lender").

                                    RECITALS

         A. Borrower owes the sum of SIX HUNDRED TWENTY THOUSAND DOLLARS pursuant to two promissory notes: the Promissory Note (the "First Note") dated July 15, 2002 in the amount of Four Hundred Twenty Thousand Dollars, and the Promissory Note (the "Second Note") dated November 2, 2002, in the amount of Two Hundred Thousand Dollars. The First Note and the Second Note are hereinafter referred to collectively as the "Notes".

         B. The maturity date of the First Note was extended and modified from the 90th day after July 15, 2002 to January 2, 2004 in accordance with that certain Modification and Extension Agreement dated May 30, 2003. The maturity date of the Second Note was extended and modified from the 90th day after November 2, 2002 to January 2, 2004 in accordance with that certain Modification and Extension Agreement dated May 30, 2003.

         C. Borrower and Guarantor desire to modify and extend the Note and Lender is willing to do so.

         D. The parties hereto are desirous of entering into this Agreement and modifying the Note in accordance with the terms and conditions set forth herein.

                                    AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, included but not limited to, the Recitals above, the parties hereto agree as follows:

         1. Maturity Date Extension. Borrower and Lender agree that the maturity date of the Note, as previously defined in paragraph 1 of the Extension, is hereby extended and modified from January 2, 2004 to January 1, 2005 ("Maturity Date").

         2. Interest. The Note shall continue to bear interest at a rate of 10%.

         3. Payments. Payment of the principle and interest is due in full on the Maturity Date.

         4. Status of Note and Collateral. This Agreement constitutes a modification of the Note and the Extension, as previously modified, only with respect to all matters set forth herein. All of the other terms, covenants, conditions and agreements contained in the Note and the Extension shall remain in full force and effect. This Agreement shall not release Borrower from any liability under the Note or the Extension.

         5. Binding Effect. This Agreement represents the complete understanding and entire agreement of the parties as to the subject matter contained herein, and may not be amended except by a writing executed by both parties. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of each of the parties hereto.

         6. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         7. Severability. In the event any one or more of the provisions of this Agreement or the Note are held to be invalid, illegal or unenforceable in any respect by any court or other entity having the authority to do so, the validity of the remaining provisions hereof and thereof shall in no way be affected, prejudiced, or disturbed.

         8. Miscellaneous. The titles of the paragraphs hereof are for reference purposes only and do not constitute part of this Agreement. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                 BORROWER
                                 LightFirst Inc., a Delaware corporation


                                 By:  /s/ Martin P. Gilmore
                                      ------------------------------------------
                                      Martin P. Gilmore
                                 Its: President


                                 GUARANTOR
                                 Martin P. Gilmore


                                 By:  /s/ Martin P. Gilmore
                                      ------------------------------------------
                                      Martin P. Gilmore


                                 LENDER
                                 Richard R. Gritzke


                                 By:  /s/ Richard R. Gritzke
                                      ------------------------------------------
                                      Richard R. Gritzke